SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 1998

                             EQUIVEST FINANCE, INC.
             (Exact name of registrant as specified in its charter)

   Florida                       333-29015                     59-2346270
(State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)

     2 CLINTON SQUARE
   SYRACUSE, NEW YORK                                             10281
 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (315) 422-9088


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.



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Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events


                                  Press Release

Equivest Finance, Inc.
Postpones Annual Meeting

                  Equivest Finance, Inc. today announced that its annual general meeting of stockholders would be postponed until December 8, 1998, from the previously announced date of October 29, 1998. The record date for stockholders entitled to vote remains unchanged as October 15, 1998. The annual meeting will be held in the Long Wharf Resort, 5 Washington Street, Newport, Rhode Island.

                  For further information, please contact Alexander Caswell of Regan Communications at (617) 742-8180.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  Not Applicable.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     EQUIVEST FINANCE, INC.



Date: October 27, 1998               By:
                                            -----------------------------------
                                     Name:  Richard C. Breeden
                                     Title: Chairman and Chief Executive Officer



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